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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 2, 1998
                                                  ------------------------


                          BROTHERS GOURMET COFFEES, INC.
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               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                        0-23024                   52-1681708
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(State or Other Juris-             (Commission File             (IRS Employer
diction of Incorporation)               Number)              Identification No.)


            2255 Glades Road
                Suite 100E
          Boca Raton, Florida                             33431
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         (Address of Principal                        (Zip Code)
         Executive Offices)




                                 (561) 995-2600
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              (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

On March 2, 1998, the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press release issued March 2, 1998 by the Registrant.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROTHERS GOURMET COFFEES, INC.
                                       (Registrant)


                                 /s/  John L. Ruppert
                                 -------------------------------------
Date:  March 9, 1998             By:    John L. Ruppert
                                 Title: Secretary


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